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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   FORM 8-K
                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): December 3, 1999



                              INKTOMI CORPORATION

            (Exact name of registrant as specified in its charter)

      Delaware                        000-24339                          94-3238130
(State of incorporation)     (Commission File Number)         (IRS Employer Identification No.)


             4100 E. Third Avenue, Foster City, California  94404

            (Address of principal executive offices of Registrant)



                                (650) 653-2800

             (Registrant's telephone number, including area code)


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Item 5.   Other Events
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     On December 3, 1999, Inktomi Corporation announced that its Board of
Directors approved a two-for-one stock split of its common stock ("Common Stock"). Stockholders of record on December 14, 1999 will be issued a certificate representing one additional share of Common Stock for each share of Common Stock held on December 14, 1999. The payment date for this stock dividend will be on or about December 30, 1999.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

                  99.1 Press Release dated December 3, 1999 regarding the stock split

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INKTOMI CORPORATION


Dated:  December 3, 1999            By:   /S/ DAVID C. PETERSCHMIDT
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                                          David C. Peterschmidt, President and
                                          Chief Executive Officer